China Gengsheng Minerals, Inc.



(OTCBB: CHGS)

Investor Presentation
February 2008

China's leading manufacturer of mineral-based, heat-resistant, energy-efficient products for the steel, oil and gas industries.

Investment Highlights

- Mineral-based solution for steel makers & oil drillers
- High-profile customers including national champions
- Cyclical upturn for steel and oil industries
- Long history of R&D; close ties with academia
- New growth areas with higher margins
- Dominant position in a market of 2,000; seeking M&A





What Is Refractory?

ASTM C 71-01 definition of refractory: Nonmetallic materials having those chemical and physical properties that make them applicable for structures, or as components of systems, that are exposed to temperature of above 1000º F (538ºC).





- **Refractories contain alumina or magnesite and are fireproof molds**
- **Molten steel is poured into the molds, which can withstand temperatures of up to 1,800 Celsius (or 3,272 Fahrenheit)**
- **Used to form metal structures that support buildings and bridges**
- **High-grade refractories are customized with targeted performances to ensure durability and safety, and to minimize heat and mass transfer loses**

What is Monolithic Refractory ?

A refractory which may be installed *in situ*, without joints to form an integral structure.



Brick



Monolithic

Advantages

- Lower overall energy consumption
- Higher installation efficiency and reduced installation costs
- Higher safety due to joint-free structure
- Reduced material consumption, achieved by partial repairing or relining without destroying the residual layer
- More adaptable to complicated configurations

Use of Monolithics

Monolithics are gaining acceptance worldwide



~65
~75
~45
~50
~50
~60
~35
＜50
（BaoSteel）
Japan
Europe
America
China
Percentage of Monolithics（%）
Percentage of Monolithics in Steel Industry（%）

Source: Research report by Dr. Ningsheng Zhou, Shuhe Hu and Sanhua Zhang of Luoyang Institute of Refractory Research, published in 2004

Cyclical Upturn:
China's Steel Industry

- China's steel industry is in a cyclical upturn, due to construction growth
- China produced 34.5% and consumed 30% of world's steel in 2006*
- China's steel industry contributed 65% of the growth in global steel output 1997- 2007**
- But China's steel industry also consumes 10% of China's industrial energy use
- Gov't mandates: consolidation, energy-saving, and closing of old mills



Tons millions
2001-2006 Steel Output CAGR 23%
0
10
20
30
40
01
02
03
04
05
06
07
monthly steel production



Steel
10
Others 30
60
electricity, nonferrous metals, construction materials, oil processing, chemicals

Industrial energy consumption in China

** Source: International Iron & Steel Institute*
***Source: Bloomberg News story on Dec. 7, 2007, citing BHP Billiton Ltd.*

Gov't Mandates:
Modernizing Steel Makers

China is implementing new policies to curb overproduction, improve efficiency and reduce emissions in the steel industry



- **Phasing out obsolete steel mills**
  China will have phased out 50M tons of iron capacities and 36M tons of steel capacities by 2010*
- **Restricting steel exports**
  With higher tariffs, steel exports are expected to decrease by 30% in 2008**
- **Reducing Energy-consumption**
  China pledged to cut energy consumption per unit of GDP by 20%, or 4% each year, through 2010***
- **Adopting new emission standards**

**Source: KGI Research note dated January 9, 2008 (http://resarch.kgi.com)*
***Source: China Iron & Steel Association*
****Source: Xinhua News Agency*

Backbone for Steel Makers:
China's Refractory Market





- Chinese refractory market is estimated to be over $10B in 2007*
- High-grade refractories are increasingly energy-efficient and environmentally friendly
- Rising raw material costs are leading to higher refractory prices in China

**Source: Chinese Bureau of Statistics; company's internal estimate*

Competition

- Most Chinese manufacturers, like Gengsheng, began in the 1980s as Town & Village-owned Enterprises (TVEs).





- There are currently 2,000 different manufacturers of industrial refractories in China, constituting a very fragmented market.
- Most Chinese refractory manufacturers are based in or near resource-rich provinces (e.g., Henan, Shanxi, Liaoning, Shandong, Hebei, etc.).

Peer Comparisons

Company	Mkt Share in China	2007 Output ('000 mt)*	Strengths	Weaknesses
China Gengsheng	1.2%	100	Monolithics; R&D (reheat furnaces, ladles, etc.)	Product mix still limited
Henan Puyang Refractories	1.5%	150	High-value, shaped refractories & exports (esp. Eastern Europe)	Not enough specialty and value-added monolithic products
Beijing Lier Refractories	0.9%	70	Monolithic	Not enough R&D
Wuhan Ruisheng Specialty Refractory Materials	0.5%	40	Marketing	Lack of scale; not enough R&D

Source: Management estimates

Advantage:
Research & Development





➢Long-term, sustained R&D

Gengsheng in the 1980s was the first to adopt technologies developed by Luoyang Institute of Refractory Research (LIRR) and has been working with Prof. Zaigeng Li & Dr. Ningsheng Zhou at LIRR since then

➢Senior technology adviser

Independent director Dr. Zhou has helped the company commercialize breakthrough technologies for refractory used in reheat furnaces, ladles, etc.

➢New hire: Dr. Kai Shi, Chief Engineer

Dr. Shi has won refractory technology patents and many national and local awards

➢Research focuses in 2008

4 new refractory materials (to cut power use up to 50%)
3 new fracture proppants (to extract oil & gas deposits)
2 new fine-precision abrasive products (to polish optical, semiconductor and fine metal surfaces)
1 new ceramic product

Advantage:
Full-Service Programs

Launched in 2004, Gengsheng's full-service programs ensures installation and maintenance of refractory materials on site



- Most refractory manufacturers in developed countries can provide such "full services," while in China such programs are estimated to be < 20%
- More Chinese steel makers demand such programs
- Innovative, efficient manufacturers use such programs to cut costs
- Fomenting long-term business ties with customers

Advantage:
High-Profile Customers

耕生 gengsheng

Top 5 Customers of Gengsheng	% of '07 Rev.*
Rizhao Steel Co.	12%
Jiuquan Iron & Steel Co.	10%
Yangtze Iron & Steel Co.	7%
Baosteel Group	5%
Anshan Iron & Steel Group	5%
Total	**39%**

Top Three Chinese Steel Makers (By Output)

1. BAOSTEEL
2. 唐钢集团 TANGSTEEL GROUP
3. 鞍山钢铁集团公司 Anshan Iron and Steel Group Corporation

Source: Management estimates, based on existing contracts

Advantage: Industry Experts



Mr. Shunqing Zhang, CEO, President & Chairman

- Bought Gengsheng's predecessor for $1,250 in 1986
- Managed a local water utility in his 20's and a local coal mine in his 30's
- Ran the initial refractory manufacturing plant in the early 1990s
- Served at Academy of the Metallury Ministry

Mr. Huqing Xu, General Manager

- Business manager at Shougang Corp., one of China's top 10 steel makers, for over 10 yrs; ran the Latin American projects
- Extensive contacts in China's steel industry
- Most recently was the CEO of Hanxin Magnetic Materials Technology Co., Ltd. in Wuhan, Hebei Province

Dr. Kai Shi, Chief Engineer

- An authority figure in refractory technology
- Worked as vice president and chief engineer at Xinxiang Refractory Materials Factory in Henan
- Won 2 patents and 14 national/local awards in refractory technology

Dr. Ningsheng Zhou, Independent director & Senior Adviser

- Director of High Temperature Materials Institute at Henan Univ. of Sci & Tech
- Ph.D. in metallurgy and materials engineering at University of Montreal
- Visiting scholar at Dolomitwerke GmbH Wuelfrath in Germany, focused on castables
- Senior researcher at Luoyang Institute from 1982-2004; research breakthroughs in ladles

New Growth Area 1:
Fracture Proppant





- Fracture proppant is used to reach trapped pockets of oil and natural gas deposits, leading to higher yields from oil and natural gas wells

- The fracture proppant market in China is 500,000 tons strong, or about $300 million.* High-performance fracture proppant is in high demand

- Gengsheng has been certified by **PetroChina**, **Sinopec** and **CNOOC** as a first-tier supplier of fracture proppants for their oil & gas-drilling operations

***** Source: Management estimates***

New Growth Area 2:
Precision Abrasives



- A brand-new market for Gengsheng; could be the next sweet spot of growth
- Precision abrasives are used to polish optical equipment, semiconductors and fine-metal surfaces, including solar equipment
- High margin, high growth, high entry barrier
- Trial production at Gengsheng was completed in 2007; commercial production is expected to launch in 2008

Business Segments

Products	% of Sales*	Customers	Strategy	Annual Capacity (metric tons)
Refractory products	94%	Steel, cement, nonferrous metals industries, etc.	Sales + services; banking on steel industry changes	100K (soon to be expanded)
Industrial ceramics**	5%	Electric, chemical, electronic industries, etc.	Complements the growth in the steel industry	150,000 pieces
Fracture proppants	1%	Oil & gas industries	Chinese Oil Majors' surging E&P activity	60K
Fine precision abrasives	N/A	Machinery, solar and optical equipment, etc.	High-margin product; targeting high-tech industry	50K planned (facilities to be constructed in 2008)

***Source: Based on Nine-month 2007 figures, from Company filings**

****Includes abrasive balls and electronic ceramics**

Financial Highlights





Solid Revenue Growth


USD millions
28
24
20
16
12
8
4
0
18.9
2.2
22.2
3.9
27.5
4.5
FY04
FY05
FY06
Revenue
Net Income

Source: Company filings

3Q07 Income Statement

(in US$)	Three-Month Period		Nine-Month Period	
	Sept 30, 2007	Sept 30, 2006	Sept 30, 2007	Sept 30, 2006
Revenue	$ 10.3M	$ 7.0M	$ 28.8M	$ 18.9M
YoY growth	46.5%		52.6%	
Gross profit	4.5M	2.9M	11.7M	7.5M
YoY growth	55.8%		55.6%	
Income from operations	2.6M	1.3M	6.1M	3.2M
YoY growth	102.9%		88.9%	
Net income	2.1M	1.2M	5.0M	3.1M
YoY growth	74.7%		60.8%	
Diluted EPS	0.09	0.07	0.23	0.18
YoY growth	28.6%		27.8%	

Source: Company filings

Margin Expansion



	January - September 2007	January – December 2006
Gross Margin	41%	40%
Operating Margin	21%	17%
Net Margin	17%	16%

Corporate tax rate is expected to stay at 15% until 2009.

Source: Company filings

Strong Balance Sheet

(in US $)	September 30, 2007 (unaudited)	December 31, 2006 (audited)
Cash and cash equivalents	$ 5.3M	$ 0.4M
Receivables	27.9M	15.1M
PPE, net	8.0M	6.6M
Total current liabilities	18.1M	11.7M
Total stockholders' equity	33.3M	19.1M

Source: Company filings

Sales by Segment



Product segment	January - September 2007	January – September 2006
Monolithic refractory	$ 27.1M	$ 18.1M
Industrial ceramics	1.6M	0.7M
Fracture proppants	0.2M	0

Source: Company filings

Sales by Category

Region	January - September 2007	January – September 2006
Domestic	$ 26.0M	$ 15.9M
Exports	2.8M	3.0M



2007 Revenue by Industry
3%
Glass, others
Machinery
2%
Energy
5%
Steel
90%

Source: Company filings

Growth Drivers







- Growth and modernization of the steel industry, especially the rising needs for cost-cutting and high-end steel products.
- Surging activity in oil & gas drilling in China.
- Increasing production of precision equipment and development of solar energy industry in China.
- Consolidation in the industrial materials sector.

Stock Information



Stock Symbol:	CHGS (OTC BB)
Recent Stock Price:	$3.05 (as of 2/10/2008)
Shares Outstanding:	24,038,183
Market Capitalization:	$72M
Insider Ownership:	70.25%
Fiscal Year End:	December 31
3Q/07 EPS (diluted):	$0.09 (+29% YoY)
9-Mo./07 EPS (diluted):	$0.23 (+28% YoY)

Summary

- Mineral-based solution for steel makers & oil drillers
- High-profile customers including national champions
- Cyclical upturn for steel and oil industries
- Long history of R&D; close ties with academia
- New growth areas with higher margins
- Dominant position in a market of 2,000; seeking M&A





Thank you!



INVESTOR CONTACTS

- In China:
  China Gengsheng Minerals, Inc.
  Mr. Fulong Zheng
  Email: gszfl@gengsheng.com

- In the U.S.:
  The Global Consulting Group
  Mr. Valentine Ding
  Phone: +646-284-9412
  Email: vding@hfgcg.com

China Gengsheng Minerals, Inc.

No. 88 Gengsheng Road, Dayugou Town, Gongyi, Henan Province, P.R. China

http://www.gengsheng.com/english



Stock Symbol:	CHGS (OTC BB)
Recent Stock Price:	$3.05 (as of 2/10/2008)
Shares Outstanding:	24,038,183
Market Capitalization:	$72M
Fiscal Year End:	December 31
3Q/07 EPS (diluted):	$0.09 (+29% YoY)
9-Mo./07 EPS (diluted):	$0.23 (+28% YoY)

Company Overview: China Gengsheng Minerals, Inc. ("Gengsheng") was founded in 1986. Based in the resource-rich Henan province, it is a leading manufacturer of a broad range of mineral-based heat-resistant products, including monolithic refractories, ceramics & fracture proppants.

What are refractories? Monolithic refractories are customized in a broad range of specifications and used in a variety of end products, such as steel-making furnaces, industrial kilns and other high-temperature vessels to maintain and extend their service lives, improve productivity, while reducing their consumption of energy.

Other product lines: 1) Industrial ceramics, which are key components in high-voltage switches and fuses; 2) fracture proppants, which are used to boost drilling productivity in oil and gas wells; and 3) precision abrasives, used to polish optical & fine-metal surfaces, incl. solar equipment.

Customers: Gengsheng currently sells to over 160 customers in the steel, iron, glass, cement and aluminum businesses located in China and in 11 other countries, with exports accounting for about 10% of the revenue in the first nine months of 2007.

Competition: A leading position with 1.2% market share for monolithic refractories (China currently has 2,000 refractory manufacturers)

After-tax net income targets: Net income to reach $8.2M and $13.5M in 2007 and 2008, respectively.

Growth strategy: Expand product offerings, manage cost structure, grow international sales and selectively pursue strategic acquisitions

FINANCIAL HIGHLIGHTS

(FY06 Rev $27.5M; Net $4.5M)

REVENUE/NET INCOME*


USD millions
32
28
24
20
16
12
8
4
0
CAGR Rev 21% Net 40%
FY04
FY05
FY06
FY07- 9Mo
Revenue
Net Income

PRODUCTS AS % OF REVENUE*


Industrial Ceramics
Fracture Proppant
5
1
94
Refractories
Revenue source

*January through September, 2007

BALANCE SHEET HIGHLIGHTS

(in US $)	9/30/2007 (unaudited)	12/31/2006 (audited)
Cash and cash equivalents	5,301,000	426,000
Receivables	27,937,000	15,099,000
PPE, net	7,955,539	6,640,189
Total current liabilities	18,143,043	11,652,889
Total stockholders' equity	33,302,384	19,148,682

PROFITABILITY

Tax 15% ('07-'09)	Jan-Sept 2007	2006
Gross Margin	41%	40%
Operating Margin	21%	17%
Net Margin	17%	16%

TOP 5 CUSTOMERS IN 2006

	% OF REV
Rizhao Steel Co.	16.6%
Anhui Yangtze Steel	6.4%
Orind Refractories	5.9%
Ispat Group Limited	5.5%
Beijing Shenwu Thermal Energy Technology Co.	5.4%

COST-CUTTING, ENERGY-SAVING IN CHINA'S STEEL INDUSTRY

- China has over 800 steel makers and consumes over 30% of world's steel
- Steel production reached 419M tons in '06 and consumed 10% of national energy
- In June '07, China amended law and issued preferential policies in financial investment, taxation, price and credit to encourage energy-saving
- China implements initiatives in Jan '08 to cut energy consumption & pollution
- Customized refractories will contribute to higher efficiency in steel works
- China's total sales of refractories reached $8.5B in 2005
- With a leading market share (1.2%) in China's fragmented refractories industry and customized solutions, CHGS is well-positioned to serve China's steel industry


Tons millions
450
400
350
300
250
200
150
100
50
0
Steel Production CAGR 23%
2003
2004
2005
2006
steel production

EXPERIENCED MANAGEMENT TEAM

Mr. Shunqing Zhang. CEO, President and Chairman. Mr. Zhang has been in managerial position at Gengsheng since 1997. Prior to that, Mr. Zhang served as Director of the Academy of the Ministry of Metallurgy Lofa Resistance Associated Experimental Plant in Gongyi City, a refractories manufacturer. Mr. Zhang holds an associate degree from China Central Radio and TV University.

Mr. Bo Hu. President of Gengsheng's wholly owned subsidiary, Duesail. Mr. Hu has also served as an assistant manager of Henan Gengsheng since January 2007. Prior to that, Mr. Hu served as Manager of Fuchang Smelting LLC., a metallurgy company, from January 2004 to December 2005. Mr. Hu holds an associate degree from Luoyang Institute of Building Materials Industry.

Mr. Zhenyong Bi. Manager of Henan Gengsheng Refractories Co., Ltd. Prior to that, Mr. Bi was General Manager of Henan Gengsheng from January 2003 to December 2003. Mr. Bi worked at the Institute of Luoyang Refractory materials from 1997 to 2002. He holds a bachelor's degree from Zhengzhou University and a Master's degree from the Luoyang Institute of Henan Gengsheng.

INVESTOR CONTACTS

Mr. Fulong Zheng
China Gengsheng Minerals, Inc.
Email: gszfl@gengsheng.com

Mr. Valentine Ding
The Global Consulting Group
Phone: +646-284-9412 | Email: vding@hfgcg.com